Special Items (Tables)	12 Months Ended
Dec. 31, 2011
Extraordinary and Unusual Items [Abstract]
Special items recorded by segment
Summary of Special Items

	For the years ended
	December 31, 2011	December 25, 2010	December 26, 2009
	(In millions)
Canada—Restructuring, exit and other related costs associated with the Montréal and Edmonton breweries(1)	$0.6	$1.0	$7.6
Canada—Special termination benefits(2)	5.2	3.2	—
Canada—Software abandonment(3)	—	12.8	—
Canada—Pension curtailment(4)	—	—	5.3
Canada—Flood related costs, net(5)	0.2	—	—
Canada—BRI Loan Guarantee Adjustment(6)	(2.0)	—	—
Canada—Fixed asset adjustment(7)	7.6	—	—
U.K.—Release of non-income-related tax reserve(8)	(2.3)	0.4	10.4
U.K.—Restructuring charges and related exit costs(9)	2.1	2.6	2.8
U.K.—Other, net	(0.1)	0.1	—
U.K.—Costs associated with Cobra acquisition	—	—	5.7
MCI —Costs associated with other strategic initiatives	1.0	1.1	—
Corporate —Costs associated with other strategic initiatives	—	0.1	0.9
Total special items	$12.3	$21.3	$32.7

(1)	During 2011, 2010, and 2009, we recognized expenses for restructuring costs associated with the employee terminations and impairment of assets at the Montréal and Edmonton breweries.

(2)
During 2011, we recognized charges related to special termination benefits offered to eligible employees upon election for early retirement as collective bargaining agreements were ratified with MCC impacting the Quebec Hourly Defined Benefit pension plan. Additionally, during the first quarter of 2011 and the first half of 2010, we recognized expenses for special termination benefits related to the Ontario-Atlantic Hourly Defined Benefit pension plan.

(3)
During 2010, a capital asset write-off and associated costs were recorded related to the abandonment of sales support software, which had been under development, as a result of a change in strategic direction relative to the use of the software.

(4)
During 2009, we recognized a pension curtailment loss and restructuring costs associated with employee terminations at the Montréal brewery, driven by MillerCoors' decision to produce Blue Moon products at its breweries in the U.S.

(5)	During 2011, we incurred expenses related to flood damages at our Toronto offices, which was partially offset by insurance proceeds.

(6)
During the second quarter of 2011, we recognized a $2.0 million gain resulting from a reduction of our guarantee of BRI debt obligations, which is discussed further in Note 20 "Commitments and Contingencies".

(7)
During the second quarter of 2011, we recognized a $7.6 million loss related to the correction of an immaterial error in prior periods to reduce Properties in the Canada segment, resulting from the performance of a fixed asset count. The impact of the error and the related correction this year is not material to any prior annual or interim financial statements and is not material to the fiscal year results for 2011.

(8)
During 2009, we established a non-income-related tax reserve of $10.4 million that was recorded as a special item. Our current estimates indicate a range of possible loss relative to this reserve of $0 million to $22.3 million, inclusive of potential penalties and interest. The amount recorded in 2011 represents a release of a portion of this reserve as a result of a change in estimate.

(9)
During 2011, 2010 and 2009, we recognized employee termination costs primarily related to supply chain restructuring activity resulting from on-going company-wide efforts to increase efficiency throughout the segment.